UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MEDWORTH ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MEDWORTH ACQUISTION CORP.

801 Brickell Avenue

Suite 943

Miami, Florida 33131

_________, 2013

Dear Stockholder:

The Board of Directors of MedWorth Acquisition Corp. (the "Company") has approved an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to MergeWorthRx Corp. The Board's action to amend the Amended and Restated Certificate of Incorporation is subject to the approval of the Company's stockholders.

We ask that you to read the accompanying consent solicitation statement carefully, as it contains a detailed explanation of the proposed amendment and the reasons for the proposed amendment. The Board of Directors believes the proposed amendment is in the best interest of the Company and its stockholders.

We intend to commence mailing of this consent solicitation statement and accompanying form of consent on or about _______, 2013. This Consent Solicitation Statement is being mailed to the holders of record of our common stock as of the close of business on Friday, September 6, 2013, which date is sometimes referred to as the "Record Date." The written consent of stockholders representing a majority of the shares of our common stock outstanding as of the Record Date is required to approve the proposed amendment.

If you approve of the proposed amendment, please mark the enclosed written consent form to evidence "CONSENT," sign and date the written consent form and return it to us at your earliest convenience in the enclosed envelope. Your cooperation in promptly returning your consent will help limit expenses incident to this consent solicitation.

Sincerely,

Stephen B. Cichy
Corporate Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF CONSENT SOLICITATION MATERIALS:

The consent solicitation statement and form of consent are available on the Company's website at www.mwacquisition.com.

MEDWORTH ACQUISTION CORP.

801 Brickell Avenue

Suite 943

Miami, Florida 33131

CONSENT SOLICITATION STATEMENT

The enclosed consent is solicited by the Board of Directors (the "Board") of MedWorth Acquisition Corp., a Delaware corporation (the "Company"), for approval of a proposed amendment (the "Certificate of Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to change the Company's name to MergeWorthRx Corp. To be counted, consents must be received no later than _______________, 2013. This consent solicitation statement and the related consent are being distributed together to the Company's stockholders beginning on approximately ______________, 2013.

Any stockholder of record giving a consent may revoke it at any time provided written notice of such revocation, including by signing a subsequent consent, is received by the Company's Corporate Secretary on or before 5:00 p.m. on _____________. If you hold shares in an account through a broker, bank, fiduciary, custodian or other nominee, you should contact your broker or other nominee to determine whether and how you can revoke your voting instructions. Stockholders of record at the close of business on September 6, 2013 (the "Record Date") are entitled to vote.

As of the Record Date, there were outstanding 10,200,950 shares of Common Stock, par value $0.0001 per share ("Common Stock"). To approve the Certificate of Amendment, holders of a majority of the outstanding Common Stock must consent to the Certificate of Amendment.

The Company will pay the cost of preparing, assembling and mailing this consent solicitation statement. In addition to the use of the mail, consents may be solicited personally, by telephone, or by the Company's officers and employees without additional compensation. The Company will pay all costs of solicitation, including the reimbursement of certain reasonable expenses of brokers and nominees who mail consent soliciting materials to their customers or principals. We have not retained a professional consent solicitor or other firm to assist with the solicitation of consents, although we may do so if deemed appropriate.

The Certificate of Amendment is described in more detail below under the caption "Amendment to the Amended and Restated Certificate of Incorporation." A copy of the proposed amendment is attached to this consent solicitation statement as Appendix A.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the close of business on the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own 5% or more of our outstanding common stock, (ii) each of the Company's directors and executive officers, and (iii) all of the Company's directors and executive officers as a group. The Company is not aware of any beneficial owner of more than 5% of the Company's outstanding Common Stock other than as set forth in the following table.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock(2)
Anthony Minnuto	1,494,700	14.7%
Charles F. Fistel	480,000	4.7%
Stephen B. Cichy	480,000	4.7%
John J. Delucca	34,375	*
Jeffrey A. Rein	73,750	*
Robert G. Savage	34,375	*
Howard I. Schwartz, M.D.	13,750	*
North Pole Capital Master Fund 401 Bay Street Suite 1900 PO Box 19 Toronto, Ontario M5H 2Y4	640,000	6.3%
Davidson Kempner Capital Management LLC 65 East 55th Street 19th Floor New York, New York 10022	585,000	5.7%
All directors and executive officers as a group (seven individuals)	2,610,950	25.6%

*Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 801 Brickell Avenue, Suite 943, Miami, Florida 33131.

(2)	Calculated based upon 10,200,950 shares of common stock outstanding.

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AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

The decision to change the Company's name was made in response to correspondence received from counsel to a third party alleging that the Company was infringing a federal trademark of that third party. Although the Company believes its could have meritorious defenses to any claims by the third party, the Company's Board of Directors has determined that it is in the best interest of the Company and its stockholders to change the Company's name to avoid costly litigation and the imposition on management resources.

Description of Amendment; Vote Required

The Company's Board of Directors approved the amendment of the Company's Amended and Restated Certificate of Incorporation to change the Company's name to MergeWorthRx Corp.

Adoption of the proposed amendment as set forth in the Certificate of Amendment attached hereto as Appendix A requires approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock. The officers and directors of the Company, who collectively own 25.6% of the Company's Common Stock outstanding, have all agreed to approve the Certificate of Amendment. The Certificate of Amendment will become effective upon its filing with the Delaware Secretary of State or upon such other date specified in the filed Certificate of Amendment. The Company's Board of Directors has delegated to the Company's executive officers the authority to file the Certificate of Amendment, if approved by the Company's stockholders.

Appraisal Rights

The Company's stockholders are not entitled to dissenters' rights or appraisal rights in connection with any of the matters described in this consent solicitation statement.

HOUSEHOLDING OF CONSENT SOLICITATION STATEMENT

The Company intends to deliver only one consent solicitation statement to multiple registered stockholders sharing an address unless the Company has received contrary instructions from one or more such stockholders.

If you decide you want a separate copy of this consent solicitation statement, the Company will promptly deliver your separate copy if you contact the Company's Corporate Secretary, in writing or orally, at 801 Brickell Avenue, Suite 943, Miami, Florida 33131 or at (305) 347-5180.

Stockholders residing at the same address and currently receiving multiple copies of the consent solicitation statement may contact request that only a single copy of proxy solicitation material be mailed in the future by contacting the Company's Corporate Secretary at 801 Brickell Avenue, Suite 943, Miami, Florida 33131 or at (305) 347-5180.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

The Company has not currently scheduled its 2014 Annual Meeting. However, pursuant to the rules of the Nasdaq Stock Market, the Company is required to hold the 2014 Annual Meeting no later than December 31, 2014. Pursuant to the Securities Exchange Act of 1934, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2014 Annual Meeting must deliver a proposal in writing to our principal executive offices, located at 801 Brickell Avenue, Suite 943, Miami, Florida 33131, Attn: Corporate Secretary, a reasonable time before the Company mails its proxy materials for the 2014 Annual Meeting.

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Appendix A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MEDWORTH ACQUISITION CORP.

MedWorth Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation "), hereby certifies that:

1.                  The name of the Corporation is "MedWorth Acquisition Corp."

2.                  The date on which the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware is June 25, 2013.

3.                  This Certificate of Amendment was duly adopted by written consents of the Board of Directors and stockholders of the Corporation, acting in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4.                  The text of the first article of the Corporation's Amended and Restated Certification of Incorporation is hereby amended and restated to read in its entirety as follows:

      FIRST: The name of the corporation is MergeWorthRx Corp. (hereinafter sometimes referred to as the "Corporation").

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by _____________, its ______________as of this __ day of _______________, 2013.

MEDWORTH ACQUISITION CORP.

By:
Name:
Title:

A-1

Appendix B

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDWORTH ACQUISITION CORP.

The undersigned stockholder of MedWorth Acquisition Corp. (the "Company") as of the date listed below hereby consents, pursuant to Section 228 of the Delaware General Corporation Law, with respect to all shares of Common Stock, par value $0.0001 per share, of the Company held by the undersigned, to the taking of the action set forth below without a meeting of the stockholders of the Company.

Proposal: To amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name to MergeWorthRx Corp.

☐ CONSENT              ☐ WITHHOLD CONSENT              ☐ ABSTAIN

If no space is marked above with respect to the proposal, the undersigned will be deemed to consent to the proposal.

The Board of Directors recommends that you consent to the proposal. For more information regarding the proposal please refer to the consent solicitation statement of the Company, which accompanies this Consent, more fully set forth the terms of the proposal, and includes a copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT FORM PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL AFFIXED HERETO. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:_________________________________, 2013

Signature

Signature

Stockholder approval will be effective upon receipt by us of affirmative Consents that have not been previously revoked representing at least a majority of the Company's outstanding shares of Common Stock, but in no event prior to ______________, 2013.

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